UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2014

Symbion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50574	62-1625480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500

Nashville, Tennessee 37215

(Address of Principal Executive Offices and Zip Code)

(615) 234-5900

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On June 13, 2014, the parent company of Symbion, Inc. (“Symbion”), Symbion Holdings Corporation (“Holdings”), entered into an Agreement and Plan of Merger dated as of June 13, 2014 (the “Merger Agreement”) with Surgery Center Holdings Inc. (“Buyer”), Buyer’s wholly-owned subsidiary, SCH Acquisition Corp. (“Merger Sub”), and, solely in its capacity as the Stockholders’ Representative under the Merger Agreement, Crestview Symbion Holdings, L.L.C. Pursuant to the terms of the Merger Agreement, Merger Sub is to merge with and into Holdings, with Holdings being the surviving corporation in the merger (the “Merger”).

At the closing of the Merger, each share of common stock of Holdings, other than those held by Holdings or by Buyer, Merger Sub or their subsidiaries and other than those shares with respect to which appraisal rights are properly exercised in accordance with the General Corporation Law of the State of Delaware, will be converted into the right to receive a cash payment per share equal to (x) $792,000,000, subject to certain adjustments for Holdings’ cash, debt, transaction expenses, working capital and other items at closing, plus the aggregate exercise price of all vested options, minus certain escrowed amounts relating to post-closing purchase price adjustment and indemnity obligations, divided by (y) the number of shares outstanding on a fully-diluted basis assuming full exercise of vested options and exercise of rights to receive shares upon the exchange of the 8.00% Senior PIK Exchangeable Notes due 2017 issued by Symbion (the “Merger Consideration”). In addition, each outstanding option to purchase shares of Holdings’ common stock will be cancelled, and the holders of vested options will be paid an amount equal to the excess, if any, of the Merger Consideration over the per-share exercise price of such vested options.

The Merger Agreement provides that, subject to and conditional upon the closing and in compliance with the applicable terms of the respective indentures, Holdings will cause Symbion to redeem (i) the outstanding 11.00%/11.75% Senior PIK Toggle Notes due 2015 of Symbion issued pursuant to the Indenture, dated as of June 3, 2008, by and among Symbion, the guarantors party thereto and U.S. Bank National Association, a national banking association (“Trustee”), as trustee, (ii) the outstanding 8.00% Senior Secured Notes due 2016 of Symbion issued pursuant to the Indenture, dated as of June 14, 2011, by and among Symbion, the guarantors party thereto and Trustee, as trustee and as notes collateral agent, and (iii) the outstanding 8.00% Senior PIK Exchangeable Notes due 2017 of Symbion issued pursuant to the Indenture, dated as of June 14, 2011, by and among Symbion, the guarantors party thereto and Trustee, as trustee.

Additionally, in the Merger Agreement, Holdings has made customary representations and warranties concerning Holdings and its subsidiaries, joint ventures and operations. The Merger Agreement also includes customary covenants pertaining to the operations of Holdings’ business between execution of the Merger Agreement and the closing of the Merger, including a covenant to conduct its business in the ordinary course. In the Merger Agreement, Buyer has also made customary representations, warranties and covenants. The Merger Agreement provides for customary indemnification of Buyer by the former stockholders of Holdings after the closing for matters such as breach of Holdings’ representations, warranties and covenants.

Buyer has obtained financing commitments for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which are to be sufficient for Buyer to pay the aggregate Merger Consideration and all related fees and expenses. Consummation of the Merger is not subject to a financing condition, but it is subject to customary closing conditions including (i) the absence of a material adverse effect on Holdings, (ii) the receipt of certain state regulatory approvals and (iii) the expiration or termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.  The parties anticipate that the transactions contemplated by the Merger Agreement will close during the fourth quarter of 2014.

The Merger Agreement contains customary termination rights, and an obligation of Buyer to pay Holdings a termination fee equal to $39,500,000 in the event that Holdings terminates the Merger Agreement in certain circumstances, including if (i) there has been a breach by Buyer or Merger Sub that prevents the satisfaction of conditions to Holdings’ obligation to close and Buyer fails to cure such breach within a specified period, or (ii) a specified marketing period relating to the financing has ended and all conditions to Buyer’s obligation to close have been satisfied (other than conditions that by their terms are to be satisfied at the closing and are capable of being satisfied), and Holdings and the Stockholders’ Representative have given certain notice to Buyer, and Buyer fails to complete the closing of the Merger.

The foregoing descriptions of the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any factual, business or operational information about the parties. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Holdings, Symbion, Buyer or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Symbion’s public disclosures.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Merger

Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about Symbion and other risks related to Symbion are detailed in Symbion’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2013, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. Symbion does not undertake an obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of June 13, 2014, by and among Symbion Holdings Corporation, Surgery Center Holdings Inc., SCH Acquisition Corp. and Crestview Symbion Holdings, L.L.C.*

*     Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Symbion agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request; provided, however, that Symbion may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBION, INC.

Date: June 13, 2014	By:	/s/ Richard E. Francis, Jr.
Richard E. Francis, Jr.
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of June 13, 2014, by and among Symbion Holdings Corporation, Surgery Center Holdings Inc., SCH Acquisition Corp. and Crestview Symbion Holdings, L.L.C.*

*     Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Symbion agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request; provided, however, that Symbion may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished.